Exhibit 99.1

Planet 13 Announces Q4 2023 Financial Results

●	Q4 2023 Revenue of $23.0 million
●	Q4 2023 Net loss of $14.3 million, which included a non-cash impairment loss of $7.2 million
●	Q4 2023 Adjusted EBITDA of $1.3 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – March 13, 2024 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNH) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month and twelve-month periods ended December 31, 2023. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“Amidst recent challenges, economic uncertainties, and ongoing pressure on cannabis prices, I am pleased to announce a strong quarter. Our performance was highlighted by solid revenue and positive Adjusted EBITDA, fueled by the expansion of gross margins and effective cost management. We were responsible for approximately 9% of Nevada's retail market share and boasted a top brands in each category, underscoring the resilience of our operations and brand appeal in Nevada,” stated Larry Scheffler, Co-CEO of Planet 13.

“We recently took decisive actions to fortify our balance sheet and set the Company up for growth through our acquisition of VidaCann. With the potential for adult-use in Florida, we are now well positioned to capture the full benefit of this tremendous opportunity,” commented Bob Groesbeck, Co-CEO of Planet 13.

Financial Highlights – Q4 – 2023

Operating Results

All comparisons below are to the quarter ended December 31, 2022, unless otherwise noted

●	Revenues were $23.0 million as compared to $24.8 million, a decrease of 7.5%. The decline in revenue was driven by lower sales at the SuperStore and a decline in wholesale revenue in Nevada.
●	Gross profit was $11.0 million or 47.8% as compared to $10.7 million or 43.0%. The improvement in gross margin was driven by a decrease in product discounting at retail.
●	Operating expenses were $18.1 million as compared to $45.9 million, a decrease of 60.5%
●	Net loss of $14.3 million as compared to a net loss of $49.2 million
●	Adjusted EBITDA of $1.3 million as compared to Adjusted EBITDA loss of $0.6 million. Adjusted EBITDA margin was higher due to better gross margin performance and strong cost control.

Financial Highlights – Full Year 2023

Operating Results

All comparisons below are to the full year ended December 31, 2022, unless otherwise noted

●	Revenues were $98.5 million as compared to $104.6 million, a decrease of 5.8%. The decline in revenue was driven by lower sales at the SuperStore and a decline in wholesale revenue in Nevada.
●

Gross profit was $44.8 million or 45.5% as compared to $48.0 million or 45.9%. Gross margin was essentially flat due to an increase in vertical integration and strong cost control offsetting price compression.

●	Total expenses were $105.9 million as compared to $96.7 million, an increase of 9.5%. This included a one-time, non-cash $46.8 million impairment. Excluding impairment, total expenses were $59.1 million.
●	Net loss of $73.6 million as compared to a net loss of $59.6 million. The increase in net loss was driven by the one-time $46.8 million impairment charge.
●	Adjusted EBITDA of $1.4 million as compared to Adjusted EBITDA loss of $7.5 million.

Balance Sheet

All comparisons below are to December 31, 2022, unless otherwise noted

●	Cash of $17.3 million as compared to $38.8 million
●	Total assets of $151.7 million as compared to $220.1 million
●	Total liabilities of $44.1 million as compared to $42.7 million

Q4 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13's Management's Discussion and Analysis of the Financial Condition and Results of Operations for the Three and Twelve Months Ended December 31, 2023 (the “MD&A”).

●	On November 1, 2023, Planet 13 announced plans for the Dazed! Consumption Lounge.
●	On November 14, 2023, Planet 13 entered into a settlement agreement.
●	On November 17, 2023, Planet 13 provided an update regarding certain cash accounts.
●	On December 4, 2023, Planet 13 opened its dispensary in Waukegan, Illinois.
●	On December 11, 2023, Planet 13 announced Koolsville Tattoo, a new attraction at the SuperStore.
●	On January 22, 2024, Planet 13 entered into a definitive agreement to sell its redundant Medical Marijuana Treatment Center License in Florida.
●	On February 8, 2024, Planet 13 announced an expansion of the leadership team and board.
●	On March 4, 2024, Planet 13 announced the commencement of an underwritten public offering of units.
●	On March 7, 2024, Planet 13 closed the previously announced public offering of units.

Results of Operations (Summary)

The following table sets forth consolidated statements of financial information for the three-month and full-year periods ended December 31, 2023 and December 31, 2022.

(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2023	2022	change	2023	2022	change
Total Revenue	$23.0	$24.8	-7.5%	$98.5	$104.6	-5.8%
Gross Profit	$11.0	$10.7	2.8%	$44.8	$48.0	-6.6%
Gross Profit %	47.8%	43.0%	11.2%	46%	46%	-0.8%
Operating Expenses	$18.1	$45.9	-60.5%	$95.2	$80.9	17.7%
Operating Expenses %	79%	185%		97%	77%	24.9%
Net Loss Before Provision for Income Taxes	$(10.3)	$(48.3)	-78.7%	$(62.1)	$(50.8)	22.2%
Net Loss	$(14.3)	$(49.2)	-71.0%	$(73.6)	$(59.5)	23.6%
Adjusted EBITDA	$1.3	$(0.6)	-329.6%	$1.4	$(7.5)	-119.2%
Adjusted EBITDA Margin %	5.6%	-2.3%		1.5%	(7.2)%

The Company's Annual Report on Form 10-K for the year ended December 31, 2023, is available on the SEC's website at www.sec.gov or at https://www.planet13.com/investors-information/. The Company's Management Discussion and Analysis for the year and the accompanying financial statements and notes are available under the Company's profile on SEDAR+ and on its website at https://www.planet13.com/investors-information/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on March 13, 2024 at 6:00 p.m. ET to discuss its fourth quarter and full year financial results and provide investors with key business highlights, strategy and outlook. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: March 13, 2024 | Time: 6:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0011. Access Code: 815562

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331. Replay Passcode: 50013

Listen to webcast: https://www.webcaster4.com/Webcast/Page/2477/50013

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization, and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2023	2022	change	2023	2022	change

Net Loss	$(14.3)	$(38.6)	-63.1%	$(73.6)	$(59.5)	23.6%
Add impact of:
Interest expense	$(0.1)	$(0.0)	639.2%	$(0.2)	$(0.2)	3.3%
Provision for income taxes	$4.0	$0.9	341.4%	$11.5	$8.8	31.8%
Depreciation and amortization	$2.0	$2.4	-17.0%	$8.2	$8.3	-1.9%
Depreciation included in cost of goods sold	$1.0	$1.1	-11.9%	$3.3	$1.9	71.3%
EBITDA	$(7.5)	$(34.2)	-78.2%	$(50.8)	$(40.7)	24.7%
Impairment of goodwill and other intangibles	$7.2	$32.8		$46.8	$32.8
Gain on sale-leaseback	$-	$(0.5)		$-	$(0.5)
Change in fair value of warrants	$-	$(0.2)	-100.0%	$(0.0)	$(7.2)	-99.7%
Professional fees expensed related to M&A activities	$0.2	$0.2	-7.6%	$2.6	$0.7	296.8%
Professional fees expensed related to SEC Domestic Issuer Form 10 filing and U.S Domestication from British Columbia to Nevada	$-	$-	0.0%	$0.3	$-	0.0%
Share-based compensation and related premiums	$1.3	$1.3	1.7%	$2.5	$7.5	-66.2%
Adjusted EBITDA	$1.3	$(0.6)	-329.6%	$1.4	$(7.5)	-119.2%

About Planet 13

Planet 13 (https://planet13.com/investors/) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations across its locations in California, Nevada, Illinois, and upcoming sites in Florida. Home to the nation’s largest dispensary located just off The Strip in Las Vegas, Planet 13 recently opened its first Illinois dispensary in Waukegan, bringing unparalleled cannabis experiences to the Chicago metro area. Planet 13 holds a medical marijuana treatment center license in Florida allowing for state-wide expansion throughout the Sunshine State. Planet 13’s mission is to build a recognizable global brand known for world-class dispensary operations and innovative cannabis products. Licensed cannabis activity is legal in the states Planet 13 operates in but remains illegal under U.S. federal law. Planet 13’s shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNH.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this news release, forward-looking statements relate to the Company’s fourth quarter 2023 financial performance and expectations for future financial performance. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others, those assumptions, risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and any of the Company’s subsequent periodic reports filed with the U.S. Securities and Exchange Commission at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Forward-looking statements contained herein are made only as to the date of this press release and we assume no obligation to update or revise any forward-looking statements should they change, except as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations
mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Balance Sheets

(In United States Dollars)

	December 31,	December 31,
	2023	2022
ASSETS
Current Assets:
Cash	$11,831,008	$38,789,604
Restricted Cash	5,450,584	-
Accounts Receivable	1,195,927	1,326,795
Inventory	15,760,648	13,004,839
Asset held for sale	9,000,000	-
Prepaid Expenses and Other Current Assets	4,072,820	3,810,394

Total Current Assets	47,310,987	56,931,632

Property and Equipment	67,551,697	71,466,051
Intangible Assets and Goodwill	15,253,797	69,288,007
Right of Use Assets - Operating	20,054,369	21,168,171
Long-term Deposits and Other Assets	869,853	862,545
Deferred Tax Asset	706,038	346,257

TOTAL ASSETS	$151,746,741	$220,062,663

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current:
Accounts Payable	$2,850,922	$3,112,820
Accrued Expenses	6,097,641	8,072,224
Income Taxes Payable	4,782,538	2,826,501
Notes Payable - Current Portion	884,000	884,000
Operating Lease Liabilities	674,594	479,161

Total Current Liabilities	15,289,695	15,374,706

Long-Term Liabilities:
Operating Lease Liabilities	25,271,706	25,833,071
Warrant Liability	-	18,127
Other Long-term Liabilities	33,000	28,000
Deferred Tax Liability	3,511,559	1,487,204

Total Liabilities	44,105,960	42,741,108

Shareholders' Equity
Common Stock, no par value, 1,500,000,000 shares authorized, 223,317,270 issued and outstanding at December 31, 2023 and 220,470,061 at December 31, 2022	-	-
Preferred Stock, no par value, 50,000,000 shares authorized, 0 issued and outstanding at December 31, 2023 and 0 at December 31, 2022	-	-
Additional Paid-In Capital	315,951,343	312,023,359
Deficit	(208,310,562)	(134,701,804)
Total Shareholders' Equity	107,640,781	177,321,555

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$151,746,741	$220,062,663

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Statements of Operations and Comprehensive Loss

(In United States Dollars, except share amounts)

	December 31,
	2023	2022

Revenues, net of discounts	$98,505,170	$104,574,377
Cost of Goods Sold	(53,682,026)	(56,599,623)
Gross Profit	44,823,144	47,974,754

Expenses:
General and Administrative	42,421,172	49,395,500
Sales and Marketing	5,368,473	3,504,309
Lease Expense	3,105,996	2,744,532
Impairment loss	46,846,866	32,750,466
Depreciation and Amortization	8,180,465	8,337,476

Total Expenses	105,922,972	96,732,283

Loss From Operations	(61,099,828)	(48,757,529)

Other Income (Expense):
Interest income (expense), net	195,722	189,473
Foreign exchange gain (loss)	3,653	(25,528)
Change in fair value of warrant liability	18,127	7,177,805
Gain on Sale-Leaseback	-	509,392
Provision for stolen funds	(2,000,000)	(10,300,000)
Other Income, net	807,023	413,029

Total Other Income (Expense)	(975,475)	(2,035,829)

Loss Before Provision for Income Taxes	(62,075,303)	(50,793,358)

Provision For Income Taxes
Current Tax Expense	(9,868,881)	(10,672,538)
Deferred Tax Recovery	(1,664,574)	1,920,177
	(11,533,455)	(8,752,361)

Net Loss and Comprehensive Loss	$(73,608,758)	$(59,545,719)

Loss per Share
Basic and diluted loss per share	$(0.33)	$(0.27)

Weighted Average Number of Shares of Common Stock
Basic and diluted	221,964,287	216,586,621

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Statements of Cash Flows

(In United States Dollars)

	December 31, 2023	December 31, 2022
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(73,608,758)	$(59,545,719)
Adjustments for items not involving cash:
Share based compensation	2,520,407	7,459,267
Non-cash lease expense	4,974,644	4,737,162
Depreciation	12,147,052	11,258,697
Amortization of intangibles	-	372,222
Change in fair value of warrant liability	(18,127)	(7,177,805)
Gain on translation of warrant liability	-	(10,117)
Deferred tax recovery	2,024,355	(1,736,724)
Proceeds from lease incentive	-	1,100,000
Lease incentive amortization	(109,902)	(239,133)
Impairment of goodwill	-	25,802,688
Impairment of intangible assets	46,846,866	6,947,778
Gain on sale leaseback	-	(509,392)
Shares issued for SDC settlement	728,700	-
Loss on disposal of property and equipment	180,177	70,601
	(4,314,586)	(11,470,475)

Net Changes in Non-cash Working Capital Items	(3,589,711)	8,273,643
Repayment of lease liabilities	(4,141,221)	(3,566,817)
Total Operating	(12,045,518)	(6,763,649)

FINANCING ACTIVITIES

Proceeds from exercise of warrants and options	-	1,142,238
Taxes paid in lieu of share issuance - RSUs	(267,529)
Total Financing	(267,529)	1,142,238

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(8,393,593)	(16,674,704)
Proceeds from sale of fixed assets	64,878	-
Net cash acquired through NGW acquisition	-	1,479,134
Purchase of licenses	(866,250)	-
Proceeds from sale/lease back	-	1,049,633
Purchase of domain name	-	(30,000)
Total Investing	(9,194,965)	(14,175,937)

NET CHANGE IN CASH DURING THE YEAR	(21,508,012)	(19,797,348)

CASH AND RESTRICTED CASH
Beginning of Year	38,789,604	58,586,952

End of Year	$17,281,592	$38,789,604